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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2000
(April 16, 2000)

                         ------------------------------

                               BANCORPSOUTH, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          MISSISSIPPI                                   0-10826                                  64-0659571
--------------------------------            --------------------------------           -------------------------------
 (State or Other Jurisdiction                  (Commission File Number)                       (I.R.S. Employer
       of Incorporation)                                                                   Identification Number)
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    ONE MISSISSIPPI PLAZA TUPELO,
             MISSISSIPPI                                38804
  -----------------------------------           --------------------------
   (Address of Principal Executive                   (Zip Code)
               Offices)

                                 (662) 680-2000
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed from Last Report)



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ITEM 5.  OTHER EVENTS

         BancorpSouth, Inc. and First United Bancshares, Inc. have entered into an Agreement and Plan of Merger, dated as of April 16, 2000 (the "Merger
Agreement"), pursuant to which First United is to merge with and into BancorpSouth upon the terms and subject to the conditions set forth in the Merger Agreement. A copy of BancorpSouth's and First United's April 17, 2000 joint press release describing the transaction is attached hereto as Exhibit
99.1 and is incorporated herein by reference. Copies of materials used in connection with BancorpSouth's conference call held on April 17, 2000 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

         Certain statements contained in this Report and the exhibits hereto may not be based on historical facts and are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology, such as "anticipate," "believe,"
"estimate," "expect," "may," "might," "will," "would," or "intend." These forward-looking statements include, without limitation, those relating to the Company's future changes, the accretive effect of the merger, accounting and tax treatments of the merger and the effects of the merger.

         We caution you not to place undue reliance on the forward-looking statements contained in this news release in that actual results could differ materially from those indicated in such forward-looking statements, due to a variety of factors. Those factors include, but are not limited to, failure to obtain required shareholder or regulatory approvals, the companies' failure to consummate the merger, inability to successfully integrate the companies after the merger, materially adverse changes in the companies' financial conditions, changes in economic conditions and government fiscal and monetary policies, fluctuations in prevailing interest rates, the ability of the Company to compete with other financial services companies, changes in the Company's operating or expansion strategy, geographic concentration of the Company's assets, the ability of the Company to attract, train, and retain qualified personnel, the ability of the Company to effectively market its services and products, the Company's dependence on existing sources of funding, and other factors generally understood to affect the financial results of financial service companies, and other risks detailed from time to time in the Company's news releases and filings with the Securities and Exchange Commission. We undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibits are filed herewith:

Exhibit Number                      Description
--------------                      -----------
99.1              Press Release jointly issued on April 17, 2000 by
                  BancorpSouth, Inc. and First United Bancshares, Inc.

99.2 Materials for investor presentations held by BancorpSouth, Inc. to discuss the merger








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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANCORPSOUTH, INC.


                                   By:   /s/ L. NASH ALLEN, JR.
                                      ----------------------------------------
                                        L. Nash Allen, Jr.
                                        Treasurer and Chief Financial Officer




Date:  April 17, 2000









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                                  EXHIBIT INDEX


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
Exhibit Number      Description
--------------      -----------
99.1                Press Release  jointly issued on April 17, 2000 by  BancorpSouth,  Inc. and First
                    United Bancshares, Inc.

99.2                Materials for investor  presentations  held by BancorpSouth,  Inc. to discuss the merger
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